                                                                    Exhibit 10.5


                      ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") is made and entered into as of the 19th day of August, 2002, by and between THE TRAVELERS INDEMNITY COMPANY, a Connecticut corporation having an office at One Tower Square, Hartford, Connecticut, 06183, Attn: Corporate Real Estate & Services, IMSA ("Assignor"), and THE TRAVELERS INSURANCE COMPANY, a Connecticut corporation, having an office at One Tower Square, Hartford, Connecticut, 06183-2030; Attn:
Travelers Real Estate Investment Group ("Assignee").

                                  WITNESSETH:

     WHEREAS, Assignor is the tenant under that certain lease, as amended, supplemented or otherwise modified, described in Exhibit A annexed hereto and made a part hereof (collectively, the "Lease"); and

     WHEREAS, Assignor has agreed to assign all of its right, title, interest, claim, and demand in, to, and under the Lease; and

     WHEREAS, Assignee has agreed to accept such assignment and to assume the obligations of Assignor under the Lease.

     NOW, THEREFORE, in consideration of the sum of Ten and 00/100 Dollars ($10.00) and other good an valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.  The recitals set forth above are true and correct.

     2. Assignor represents that (i) a true, correct and complete copy of the Lease is attached hereto as Exhibit B; (ii) the Lease is in full force and effect; (iii) Assignor is not in default, subject to any applicable notice and cure periods provided under the Lease, in the performance of any of the terms, covenants, conditions or agreements required of tenant under the Lease; and (iv) to the knowledge of Assignor, the landlord is not in default of any of the terms, covenants, conditions or agreements required of landlord under the Lease. For purposes of this representation, the "knowledge" of Assignor shall mean to the knowledge of the Director of Asset Management of the Corporate Real Estate and Services department of Assignor.

     3. Effective as of the day after the end of the Space Swap Period (the "Assignment Effective Date"), Assignor hereby grants, bargains, sells, assigns, transfers, and conveys to Assignee all of its right, title, interest, claim, and demand in and to: (a) the Lease, including, but not limited to, all renewal rights thereunder, and (b) Assignor's rights to all improvements, tenements, hereditaments, and appurtenances belonging or appertaining to the "Premises," as defined in the Lease.

     4. Assignee hereby accepts the foregoing assignment and expressly assumes all of the obligations and duties imposed on Assignor by the terms of the Lease and agrees, from and after the Assignment Effective Date, to comply with, abide by and perform all of the terms, covenants, conditions, and undertakings of the Lease. From and after the Assignment Effective Date, Assignee shall have a direct obligation to perform all of the tenant's obligations under the Lease.

     5. Assignee agrees to indemnify, defend, and hold harmless Assignor from and against all claims, actions, losses, damages, costs and expenses and reasonable attorney's fees (including, without limitation, costs and fees associated with any appeals) that may be paid at any time by Assignor arising out of Assignee's failure to comply with any of the terms, covenants, conditions, and obligations of Assignee under the Lease, which arise subsequent to the Assignment Effective Date.

     6. Assignor agrees to indemnify, defend, and hold harmless Assignee from and against all claims, actions, losses, damages, costs and expenses and reasonable attorneys' fees (including, without limitation costs and fees associated with any appeals) that may be paid at any time by Assignee arising out of Assignor's failure to comply with any of the terms, covenants, conditions, and obligations of Assignor under the Lease, which arose prior to the Assignment Effective Date.

     7. This Agreement shall be binding upon the parties hereto, their representatives, successors and permitted assignees.

     8. This instrument may be executed in more than one counterpart, all of which shall constitute one document.


                 (REMAINDER OF PAGE LEFT INTENTIONALLY BLANK.)

                        (Signatures follow on next page)

     IN WITNESS WHEREOF, Assignor and Assignee have caused this Agreement to be duly executed as of the day and year first above written.


SIGNED, SEALED, AND DELIVERED
IN THE PRESENCE OF:                              ASSIGNOR:

                                                 THE TRAVELERS INDEMNITY COMPANY

   /s/ Jennifer Canfield                        By:    /s/ Thomas M. Luszczak
-----------------------------                         --------------------------
      Jennifer Canfield                               THOMAS M. LUSZCZAK
                                                      --------------------------
     /s/ Alfred Lipson                           Its: DIRECTOR OF
-----------------------------                         ASSET MANAGEMENT
       Alfred Lipson
                                                 ASSIGNEE:

                                                 THE TRAVELERS INSURANCE COMPANY

                                                 By:       /s/ Glenn Lammey
                                                      --------------------------
 /s/  Michelle M. Blanchard                           Glenn Lammey
-----------------------------                         --------------------------
                                                 Its: Exec VP & CFO


    /s/ Marissa Crean
-----------------------------

STATE OF CONNECTICUT)
                              )SS: August 14, 2002
COUNTY OF HARTFORD            )


     Personally appeared for the Assignor, Thomas M. Luszczak, Signer and Sealer of the foregoing Instrument and acknowledged the same to be the free act and deed of The Travelers Indemnity Company, and his free act and deed as such Director of Asset Management of The Travelers Indemnity Company, before me.


                              IN WITNESS WHEREOF, I hereunto set my hand.

                                           /s/ Rhonda M. Smith
                                   ------------------------------------
                                   Notary Public in and for said State
                                   My Commission Expires:
                                                              RHONDA M. SMITH
                                                               NOTARY PUBLIC
                                                           MY COMMISSION EXPIRES
                                                                MAY 31, 2004



STATE OF CONNECTICUT)
                              )SS: August 15, 2002
COUNTY OF HARTFORD            )

     Personally appeared for the Assignee, Glenn Lammey, Signer and Sealer of the foregoing Instrument and acknowledged the same to be the free act and deed of The Travelers Insurance Company, and his/her free act and deed as such Chief Financial Officer of The Travelers Insurance Company, before me.


                              IN WITNESS WHEREOF, I hereunto set my hand.

                                           /s/ Gail S. Thompson
                                   ------------------------------------
                                   Notary Public in and for said State
                                   My Commission Expires: My Commission Expires
                                   Jan. 31, 2003